UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020 (May 6, 2020)

ALCOA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500 Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-315-2900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 6, 2020, Alcoa Corporation (“Alcoa”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting.

Item 1. The 12 director nominees nominated by the Alcoa Board of Directors (the “Board”) for election to the Board were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Michael G. Morris	116,714,449	912,144	1,988,723	29,163,370
Mary Anne Citrino	116,001,727	1,644,836	1,968,753	29,163,370
Pasquale Fiore*	116,721,581	881,850	2,011,885	29,163,370
Timothy P. Flynn	115,193,141	2,418,476	2,003,699	29,163,370
Kathryn S. Fuller	115,772,737	1,866,744	1,975,835	29,163,370
Roy C. Harvey	116,523,618	1,122,125	1,969,573	29,163,370
James A. Hughes	116,671,240	933,318	2,010,758	29,163,370
James E. Nevels	115,717,819	1,881,681	2,015,816	29,163,370
Carol L. Roberts	115,860,929	1,792,127	1,962,260	29,163,370
Suzanne Sitherwood	116,657,787	981,605	1,975,924	29,163,370
Steven W. Williams	115,856,960	1,742,439	2,015,917	29,163,370
Ernesto Zedillo	116,597,252	1,035,061	1,983,003	29,163,370

*	Mr. Fiore was first elected to the Board at the Annual Meeting. In connection with his election to the Board, the Board appointed Mr. Fiore to serve on its Audit Committee and Safety, Sustainability and Public Issues Committee.

Item 2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as Alcoa’s independent auditor for 2020 was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
146,790,325	1,425,170	563,191	0

Item 3. The advisory vote to approve 2019 named executive officer compensation was approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
104,699,415	12,783,045	2,132,856	29,163,370

Item 4. The non-binding stockholder proposal to amend stockholder ability to act by written consent was not approved based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
49,004,431	70,121,992	488,893	29,163,370

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA CORPORATION

Date: May 11, 2020	By:	/s/ Marissa P. Earnest
Marissa P. Earnest
Senior Vice President, Chief Governance Counsel and Secretary